UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 13, 2003

                                ----------------

                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                    0-27130               77-0307520
 (State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)      Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

Item 9.

     The information contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 (March 27, 2003).

     On May 13, 2003, Network Appliance, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year ended April 30, 2003. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


May 13, 2003                                  By: /s/ Steven Gomo
                                                  ---------------------------
                                                      Steven J. Gomo
                                                      Chief Financial Officer

                                Index to Exhibits

Exhibit   Description
-------   -----------

  99.1    Press release of Network Appliance, Inc. issued on May 13, 2003.